SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549





                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) 12 December 1994




                       General  Dynamics  Corporation

             (Exact name of registrant as specified in charter)




                 Delaware           1-3671           13-1673581
              (State or Other     (Commission       (IRS Employer
               Jurisdiction      File Number)    Identification No.)
             of Incorporation)

                3190 Fairview Park Drive,            22042-4523
                 Falls Church, Virginia              (Zip Code)
        (Address of Principal Executive Offices)

                               (703) 876-3000
             Registrant's telephone number, including area code

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.         Other Events

                On December 9, 1994, the United States Court of Federal Claims filed the order attached as an exhibit hereto in the matter of MCDONNELL DOUGLAS CORPORATION AND GENERAL DYNAMICS CORPORATION VS. UNITED STATES OF AMERICA. Such exhibit is incorporated herein in accordance with General Instruction F to Form 8-K.


Item 7.         Financial Statements and Exhibits

(c)             Exhibits.

                99 - Court Order




                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date 12 December 1994

                                          GENERAL DYNAMICS CORPORATION
                                                  (Registrant)


                                         By   /s/  E. ALAN KLOBASA
                                                 E. Alan Klobasa
                                                    Secretary